                                                                    EXHIBIT 10.7

                             ADOPTION AGREEMENT FOR

                           WHEAT FIRST BUTCHER SINGER
                     NON-STANDARDIZED 401(K) PROFIT SHARING
                                 PLAN AND TRUST

         The undersigned Employer adopts the Wheat First Butcher Singer Non-Standardized 401(k) Profit Sharing Plan and Trust for those Employees who shall qualify as Participants hereunder, to be known as the

Al       E3 Associates, Ltd. 401(k) Employee Savings Plan
     ---------------------------------------------------------------------------
                                (Enter Plan Name)

It shall be effective as of the date specified below. The Employer hereby selects the following Plan specifications:

CAUTION: The failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

B1       Name of Employer  E3 Associates, Ltd.
                           ----------------------------------------------------

B2       Address           1800 Parkway Place, Suite 600
                           ----------------------------------------------------
                           Marietta,        GA                30067
                           ----------------------------------------------------
                           City             State             Zip

         Telephone         770-424-0100
                           ----------------------------------------------------

B3       Employer Identification Number     58-2013108
                                            -----------------------------------

B4       Date Business Commenced       December 1980
                                       ----------------------------------------
B5       TYPE OF ENTITY
         a.   ( )  S Corporation
         b.   ( )  Professional Service Corporation
         c.   (X)  Corporation
         d.   ( )  Sole Proprietorship
         e.   ( )  Partnership
         f.   ( )  Other

AND, is the Employer a member of...

         g.   a controlled group?          (X) Yes       ( ) No
         h.   an affiliated service group? ( ) Yes       (X) No


Copyright 1995-N Wheat First Butcher Singer

B6       NAME(S) OF TRUSTEE(S)

         a.   Frank K. Schuster
              -----------------------------------------------------------------
         b.   Anders H. Herlitz
              -----------------------------------------------------------------
         c.   William H. Huther
              -----------------------------------------------------------------
         d.
              -----------------------------------------------------------------
         e.
              -----------------------------------------------------------------

B7       TRUSTEES' ADDRESS

         a.   (X)       Use Employer Address

         b.   ( )
                        ------------------------------------------------------
                                             Street

                        -------------------------, ---------------, ----------
                                 City                     State         Zip

B8       LOCATION OF EMPLOYER'S PRINCIPAL OFFICE:

         a.  (X) State   b.  ( ) Commonwealth of               c.  Georgia
                                                 ------------      -------
             and this Plan and Trust shall be governed under the same.

B9       EMPLOYER FISCAL YEAR means the 12 consecutive month period:

         Commencing on   a. January   1st     (e.g., January 1st) and ending on
                            -----------------
                             month     day

                         b. December  1st    .
                            -----------------
                             month     day

PLAN INFORMATION

C1       EFFECTIVE DATE

         This Adoption Agreement of the Wheat First Butcher Singer Non-Standardized 401(k) Profit Sharing Plan and Trust shall:

         a. ( ) establish a new Plan and Trust effective as of ______________ (hereinafter called the "Effective Date").

         b. (X) constitute an amendment and restatement in its entirety of a previously established qualified Plan and Trust of the Employer which was effective January 1, 1989 (hereinafter called the "Effective Date"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is December 1, 1997 (For TRA `86 amendments, enter the first day of the first Plan Year beginning in 1989).

C2       PLAN YEAR means the 12 consecutive month period:

         Commencing on     a.       December 1st (e.g., January 1st)
                                    ------------

         and ending on     b.       November 30th                       .
                                    ------------------------------------

         IS THERE A SHORT PLAN YEAR?

         c.   (X)  No

         d.   ( )  Yes, beginning
                                  ------------------------------
                   and ending                                   .
                              ----------------------------------

C3       ANNIVERSARY DATE of Plan (Annual Valuation Date)

         a.   November             30th
              ------------------------------
                 month             day

C4       PLAN NUMBER assigned by the Employer (select one)

         a.  (X) 001   b.  ( ) 002   c.  ( ) 003   d.  ( )      Other
                                                                      ----------

C5 NAME OF PLAN ADMINISTRATOR (Document provides for the Employer to appoint an Administrator. If none is named, the Employer will become the Administrator.)

         a.   (X)  Employer (Use Employer Address)

         b.   ( )  Name
                       -------------------------------------------------------

                   Address   (  )  Use Employer Address

                   -----------------------------------------------------------


                   -------------------------, ---------------------, ----------
                             City                     State         Zip

                   Telephone
                             --------------------------------------------------

                   Administrator's I.D. Number
                                               --------------------------------

C6       PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS

         a.   (X)  Employer (Use Employer Address)

         b.   ( )  Name
                       -------------------------------------------------------

                   Address
                           ----------------------------------------------------


                           ----------------------------------------------------


ELIGIBILITY, VESTING AND RETIREMENT AGE

D1       ELIGIBLE EMPLOYEES (Plan Section 1.15) shall mean:

         a. (X) all Employees who have satisfied the eligibility requirements.
         b. ( ) all Employees who have satisfied the eligibility requirements except those checked below:

              1. ( )  Employees paid by commissions only.
              2. ( )  Employees hourly paid.
              3. ( )  Employees paid by salary.
              4. ( ) Employees whose employment is governed by a collective bargaining agreement between the Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.
              5. ( )  Highly Compensated Employees.
              6. ( ) Employees who are non-resident aliens who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).
              7. ( )  Other

NOTE: For purposes of this section, the term Employee shall include all Employees of this Employer and any leased employees deemed to be Employees under Code Section 414 (n) or 414 (o).

D2       EMPLOYEES OF AFFILIATED EMPLOYERS (Plan Section 1.16)

         Employees of Affiliated Employers:

         a.   ( )     will not or N/A

         b.   ( )     will

         be treated as Employees of the Employer adopting the Plan.

NOTE: If D2b is elected, each Affiliated Employer should execute this Adoption Agreement as a Participating Employer.

D3 HOURS OF SERVICE (Plan Section 1.31) will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan.

         a. (X) On the basis of actual hours for which an Employee is paid or entitled to payment.

         b. ( ) On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

         c. ( ) On the basis of weeks worked. An Employee will be credited forty-five (45) Hours of Service if under the Plan such employee would be credited with at least one (1) Hour of Service during the week.

         d. ( ) On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

         e. ( ) On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

D4       CONDITIONS OF ELIGIBILITY (Plan Section 3. 1).
         (Check either a OR b and c, and if applicable, d)

         Any Eligible Employee will be eligible to participate in the Plan if such Eligible Employee has satisfied the service and age requirements, if any, specified below:

         a.   ( )  NO AGE OR SERVICE REQUIRED.

         b.   (X)  SERVICE REQUIREMENT.  (may not exceed 1 year)
               1.  ( )  None
               2.  ( )  1/2 Year of Service
               3.  ( )  1 Year of Service
               4. (X) Other: 30 days of service for salary deferral; 1 year of service for matching contributions.
                   ------------------------------------------------------------

NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in Months of Service, an Employee will not be required to complete any specified number of Hours of Service in a particular month.

         c.   (X)       AGE REQUIREMENT (may not exceed 21)
               1.  ( )  NA - No Age Requirement.
               2.  ( )  20 1/2
               3.  (X)  21
               4.  ( )  Other
                              -------------------------------------------------

         d. ( ) FOR NEW PLANS ONLY - Regardless of any of the above age or service requirements, any Eligible Employee who as employed on the Effective Date of the Plan shall be eligible to participate hereunder and shall enter the Plan as of such date.

D5 EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2) An Eligible Employee shall become a Participant as of:

         a. ( ) the first day of the Plan Year in which he met the requirements.

         b. ( ) the first day of the Plan Year in which he met the requirements, if he met the requirements in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year, or as of the first day of the next succeeding Plan Year if he met the requirements in the last 6 months of the Plan Year.

         c. ( ) the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which he met the requirements.

         d. ( ) the first day of the Plan Year next following the date on which he met the requirements. (Eligibility must be 1/2 Year of Service or less and age 20 1/2 or less).

         e. ( ) the first day of the month coinciding with or next following the date on which he met the requirements.

         f. (X) Other: the first day of the quarter coinciding with or next following the date on which he met the requirements, provided that an Employee who has satisfied the maximum age and service requirements that are permissible in Section D4 above and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

D6       VESTING OF PARTICIPANT'S INTEREST  (Plan Section 6.4(b))

         The vesting schedule, based on number of Years of Service, shall be as follows:

         a. (X) 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service.)

         b.   ( )   0-2 years        0%      c.   ( )   0-4 years        0%
                      3 years      100%                   5 years      100%

         d.   ( )   0-1 year         0%      e.   ( )     1 year        25%
                      2 years       20%                   2 years       50%
                      3 years       40%                   3 years       75%
                      4 years       60%                   4 years      100%
                      5 years       80%
                      6 years      100%

         f.   ( )     1 year        20%      g.   ( )   0-2 years        0%
                      2 years       40%                   3 years       20%
                      3 years       60%                   4 years       40%
                      4 years       80%                   5 years       60%
                      5 years      100%                   6 years       80%
                                                          7 years      100%

         h.   ( )  Other - Must be at least as liberal as either c or g above.

                   Years of Service                   Percentage
                   ---------------------------        -------------------------
                   ---------------------------        -------------------------
                   ---------------------------        -------------------------
                   ---------------------------        -------------------------
                   ---------------------------        -------------------------
                   ---------------------------        -------------------------

D7 FOR AMENDED PLANS (Plan Section 6.4(f)). If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

         a. (X) Vesting schedule has not been amended or amended schedule is more favorable in all years.

         b.   ( )  Years of Service                   Percentage
                   ---------------------------        -------------------------
                   ---------------------------        -------------------------
                   ---------------------------        -------------------------
                   ---------------------------        -------------------------

D8 TOP HEAVY VESTING (Plan Section 6.4(c)). If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service, for such Plan Year and each succeeding Plan Year, whether or not the Plan is a Top Heavy Plan, shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made prior to the effective date of Code Section 416 and/or before the Plan became a Top Heavy Plan.

         a.   (X)  N/A (D6a, b, d, e or f was selected)

         b.   ( )   0-1 years        0%      c.   ( )   0-2 years        0%
                      2 years       20%                   3 years      100%
                      3 years       40%
                      4 years       60%
                      5 years       80%
                      6 years      100%

NOTE: This section does not apply to the Account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.

D9 VESTING (Plan Section 6.4(h)). In determining Years of Service for vesting purposes, Years of Service attributable to the following shall be EXCLUDED:

         a. ( ) Service prior to the Effective Date of the Plan or a predecessor plan.
         b.   (X)  N/A
         c.   ( )  Service prior to the time an Employee attained age 18.
         d.   (X)  N/A

D10      PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER

         a.   (X)  No.

         b. ( ) Yes: Years of Service with ___ shall be recognized for the purpose of this Plan.


NOTE: If the predecessor Employer maintained this qualified Plan, then Years of Service with such predecessor Employer shall be recognized pursuant to Section 1.74, and b. must be marked.

D11      NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.42) means:

         a. (X) the date a Participant attains his 65th birthday. (not to exceed 65th)
         b. ( ) the later of the date a Participant attains his __ birthday (not to exceed 65th) or the
         c. ( ) (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

D12      NORMAL RETIREMENT DATE (Plan Section 1.43) shall commence:

         a.   ( )  as of the Participant's "NRA."
                   OR (must select b. or c. AND 1. or 2.)
         b.   (X)  as of the first day of the month...
         c.   ( )  as of the Anniversary Date...
              1.   (X)  coinciding with or next following the Participant's
                        "NRA."
              2.   ( )  nearest the Participant's "NRA."

D13      EARLY RETIREMENT DATE (Plan Section 1.12) means the:

         a.   (X)  No Early Retirement provision provided.
         b.   ( )  date on which a Participant...
         c. ( ) first day of the month coinciding with or next following the date on which a Participant...
         d. ( ) Anniversary Date coinciding with or next following the date on which a Participant...

         AND, if b, c or d was selected...
              1.   ( )  attains his ____ birthday and has
              2.   ( )  completed at least ___ Years of Service.

CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

E1       a.   COMPENSATION  (Plan Section 1.9) with respect to any
                   Participant means:

              1.   (X)  Wages, tips and other Compensation on Form W-2.
              2.   ( )  Section 3401(a) wages (wages for withholding purposes).
              3.   ( )  415 safe-harbor compensation.

              AND COMPENSATION

              1.   (X)  shall
              2.   ( )  shall not

              exclude (even if includable in gross income) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits.

         b.   COMPENSATION shall be

              1.   (X)  actually paid (must be selected if Plan is integrated)
              2.   ( )  accrued

         c. HOWEVER, FOR NON-INTEGRATED PLANS, Compensation shall exclude (select all that apply):

              ( )  N/A.  No exclusions
              ( )  overtime
              ( )  bonuses
              ( )  commissions
              (X)  Other the profit sharing bonus paid on 12/15 of each year.
                         ---------------------------------------------------

         d.   FOR PURPOSES OF THIS SECTION E1, Compensation shall be based on:

              1.   (X)  the Plan Year.
              2. ( ) the Fiscal Year coinciding with or ending within the Plan Year.
              3. ( ) the Calendar Year coinciding with or ending within the Plan Year.

         NOTE: The Limitation Year shall be the same as the year on which Compensation is based.

         e. HOWEVER, for an Employee's first year of participation, Compensation shall be recognized as of:

              1.   ( )  the first day of the Plan Year.
              2.   (X)  the date the Participant entered the Plan.

         f.   IN ADDITION, COMPENSATION and "414(s) Compensation"

              1.   ( )  shall
              2. (X) shall not include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B) or 403(b).

E2       SALARY REDUCTION ARRANGEMENT - ELECTIVE CONTRIBUTION
         (Plan Section 11.2). Each Employee may elect to have his Compensation reduced by:

         a.   ( )       _______%

         b.   ( )       up to ______%

         c.   (X)       from 1% to 15%
                             --    ---

         d.   ( )        up to the maximum percentage allowable not to exceed
              the limits of Code Sections 401(k), 404 and 415.

         AND...

         e.   (X)       A Participant may elect to commence salary reductions as
              of 12/1, 3/1, 6/1 or 9/1 (ENTER AT LEAST ONE DATE OR PERIOD). A Participant may modify the amount of salary reductions as of 12/1, 3/1, 6/1 or 9/1 (ENTER AT LEAST ONE DATE OR PERIOD).

         AND...

         Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to the salary reduction election?

         f.   ( )       Yes

         g.   (X)       No

E3       FORMULA FOR DETERMINING EMPLOYER'S MATCHING CONTRIBUTION  (Plan Section
         11.1(b))

         a.   ( )       N/A.  There shall be no matching contributions.

         b.   ( )       The Employer shall make matching contributions equal to
              ____% (e.g. 50%) of the Participant's salary reductions.

         c.   (X)       The Employer may make matching contributions equal to a
              discretionary percentage, to be determined by the Employer, of the Participant's salary reductions.

         d.   ( )       The Employer shall make matching contributions equal to
              the sum of ____% of the portion of the Participant's salary reduction which does not exceed ____% of the Participant's Compensation plus ___% of the portion of the Participant's salary reduction which exceeds __% of the Participant's Compensation, but does not exceed ____% of the Participant's Compensation.

         e.   ( )       The Employer shall make matching contributions equal to
              the percentage determined under the following schedule:

                   Participant's Total                Matching Percentage
                   Years of Service
                   ----------------                   ---------------
                   ----------------                   ---------------
                   ----------------                   ---------------

FOR PLANS WITH MATCHING CONTRIBUTIONS

         f.   (X)       Matching contributions

         g.   (X)       shall

         h.   ( )       shall not be used in satisfying the deferral percentage
              tests. (If used, full vesting and restrictions on withdrawals will apply and the match will be deemed to be an Elective Contribution).

         i.   (X)       Shall a Year of Service be required in order to share in
              the matching contributions?

              With respect to Plan Years beginning after 1989...
              1. (X) Yes (Could cause Plan to violate minimum participation and coverage requirements under Code Sections 401(a)(26) and 410)
              2.   ( )  No

              With respect to Plan Years beginning before 1990...
              1.   (X)  N/A, new Plan, or same as years beginning after 1989
              2.   ( )  Yes
              3.   ( )  No

         j.   ( )       In determining matching contributions, only salary
              reductions up to _____% of a Participant's Compensation will be matched. k. (X) N/A

         l.   ( )       The matching contribution made on behalf of a
              Participant for any Plan Year shall not exceed $_______.
              m. (X) N/A

         n.   (X)       Matching contributions shall be made on behalf of
              1.   (X)  all Participants.
              2.   ( )  only Non-Highly Compensated Employees.

         o.   (X)       Notwithstanding anything in the Plan to the contrary,
              all matching contributions which relate to distributions of Excess Deferred Compensation, Excess Contributions, and Excess Aggregate Contributions shall be Forfeited. (Select this option only if it is applicable.)


E4 WILL A DISCRETIONARY EMPLOYER CONTRIBUTION BE PROVIDED (OTHER THAN A DISCRETIONARY MATCHING OR QUALIFIED NON-ELECTIVE CONTRIBUTION) (Plan
         Section 11.1(c)?)

         a.   ( )       No.
         b.   ( )       Yes, the Employer may make a discretionary contribution
              out of its current or accumulated Net Profit.
         c.   ( )       Yes, the Employer may make a discretionary contribution
              which is not limited to its current or accumulated Net Profit.

         IF YES (b. or c. is selected above), the Employer's discretionary contribution shall be allocated as follows:

         d.   (X)  FOR A NON-INTEGRATED PLAN

         The Employer discretionary contribution for the Plan Year shall be allocated in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

         e.   ( )  FOR AN INTEGRATED PLAN

         The Employer discretionary contribution for the Plan Year shall be allocated in accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

         f.   ( )  The Taxable Wage Base.

         g.   ( )  The greater of $10,000 or 20% of the Taxable Wage Base.

         h.   ( )  ___% of the Taxable Wage Base. (See Note below)

         i.   ( )  $_____.  (See Note below)

         NOTE:     The integration percentage of 5.7% shall he reduced to:

              1. 4.3% if h. or i. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
              2. 5.4% if h. or i. above is less than 100% and more than 80% of the Taxable Wage Base.


E5       QUALIFIED NON-ELECTIVE CONTRIBUTIONS  (Plan Section 11.1(d))

         a. (X) N/A. There shall be no Qualified Non-Elective Contributions except as provided in Section 11.5(b) and 11.7(h).

         b. ( ) The Employer shall make a Qualified Non-Elective Contribution equal to ____% of the total Compensation of all Participants eligible to share in the allocations.

         c. ( ) The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer.

E6       FORFEITURES  (Plan Section 4.3(e))

         a. Forfeitures of contributions other than matching contributions shall be...

              1.   ( )  added to the Employer's contribution under the Plan.
              2. ( ) allocated to all Participants eligible to share in the allocations in the same proportion that each Participant's Compensation for the year bears to the Compensation of all Participants for such year.

         b.   Forfeitures of matching contributions shall be...

              1. ( ) N/A. No matching contributions or match is fully vested.
              2.   ( )  used to reduce the Employer's matching contribution.
              3. ( ) allocated to all Participants eligible to share in the allocations in proportion to each such Participant's Compensation for the year.
              4. ( ) allocated to all Non-Highly Compensated Employee's eligible to share in the allocations in proportion to each such Participant's Compensation for the year.

E7 ALLOCATIONS TO ACTIVE PARTICIPANTS (Plan Section 4.3) With respect to Plan Years beginning after 1989, a Participant ...

         a.   ( )  shall (Plan may become discriminatory)

         b.   (X)  shall not

         be required to complete a Year of Service in order to share in any Non-Elective Contributions (other than matching contributions) or Qualified Non-Elective Contributions. For Plan Years beginning before 1990, the Plan provides that a Participant must complete a Year of Service to share in the allocations.

E8       ALLOCATIONS TO TERMINATED PARTICIPANTS  (Plan Section 4.3(k))
         Any Participant who terminated employment during the Plan Year (i.e. not actively employed on the last day of the Plan Year) for reasons other than death, Total and Permanent Disability or retirement:

         a. With respect to Employer Non-Elective Contributions (other than matching), Qualified Non-Elective Contributions, and Forfeitures:

              1.   For Plan Years beginning after 1989,
                   i.    ( )  N/A, Plan does not provide for such contributions.
                   ii.   ( )  shall share in the allocations provided such
                              Participant completed more than 500 Hours of Service.
                   iii.  ( )  shall share in such allocations provided such
                              Participant completed a Year of Service.
                   iv.   (X)  shall not share in such allocations, regardless of
                              Hours of Service.

              2.   For Plan Years beginning before 1990,

                   i.    (X)  N/A, new Plan, or same as for Plan Years beginning
                              after 1989.
                   ii.   ( )  shall share in such allocations provided such
                              Participant completed a Year of Service.
                   iii.  ( )  shall not share in such allocations, regardless of
                              Hours of Service.

         NOTE:      If a.l.iii or iv is selected, the Plan could violate minimum participation and coverage requirements under Code Sections 401(a)(26) and 410.

         b. With respect to the allocation of Employer Matching Contributions, a Participant:

              1.   For Plan Years beginning after 1989,

                   i.    ( )  N/A, Plan does not provide for matching
                              contributions.
                   ii.   ( )  shall share in the allocations, regardless of
                              Hours of Service.
                   iii.  ( )  shall share in the allocations provided such
                              Participant completed more than 500 Hours of Service.
                   iv.   ( )  shall share in such allocations  provided such
                              Participant completed a Year of Service.
                   v.    (X)  shall not share in such allocations, regardless of
                              Hours of Service.

              2.   For Plan Years beginning before 1990,

                   i.    (X)  N/A, new Plan, or same as years beginning after
                              1989.
                   ii.   ( )  shall share in the allocations, regardless of
                              Hours of Service.
                   iii.  ( )  shall share in such allocations provided such
                              Participant completed a Year of Service.
                   iv.   ( )  shall not share in such allocations, regardless of
                              Hours of Service.

         NOTE: If b.l.iv or v is selected, the Plan could violate minimum participation and coverage requirements under Code Section 401(a)(26) and 410.

E9       ALLOCATIONS OF EARNINGS  (Plan Section 4.3(c))

         Allocations of earnings with respect to amounts contributed to the Plan after the previous Anniversary Date or other valuation date shall be determined...

         a.   (X)  by using a weighted average
         b. ( ) by treating one-half of all such contributions as being a part of the Participant's nonsegregated account balance as of the previous Anniversary Date or valuation date.
         c.   ( )  by using the method specified in Section 4.3(c).
         d.   ( )  other _____


E10      LIMITATIONS ON ALLOCATIONS  (Plan Section 4.4)

         a. If any Participant is or was covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

              1.   (X)  N/A.
              2.   ( )  The provisions of Section 4.4(b) of the Plan will apply as if the other plan were a Master or Prototype Plan.
              3.   ( )  Provide the method under which the Plans will limit
                        total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

         b. If any Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

              1.   (X)  N/A.
              2.   ( )  In any Limitation Year, the Annual Additions credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the limitation year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4.4(a)(4) of the Plan.
              3.   ( )  Provide the method under which the Plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.


E11      DISTRIBUTIONS UPON DEATH  (Plan Section 6.6 (h))

         Distributions upon the death of a Participant prior to receiving any benefits shall...

         a. (X) be made pursuant to the election of the Participant or beneficiary.
         b. ( ) begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin within the time the Participant would have attained age 70 1/2.
         c.   ( )  be made within 5 years of death for all beneficiaries
         d.   ( )  other _____


E12 LIFE EXPECTANCIES (Plan Section 6.5(f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall...

         a.   (X)  be recalculated at the Participant's election.
         b.   ( )  be recalculated.
         c.   ( )  not be recalculated.

E13      CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION

         Distributions upon termination of employment pursuant to Section 6.4(a) of the Plan shall not be made unless the following conditions have been satisfied:

         a.   ( )  N/A.  Immediate distributions may be made at Participant's election.
         b.   ( )  The Participant has incurred _____ 1-Year Break(s) in
                   Service.
         c.   ( )  The Participant has reached his or her Early or Normal
                   Retirement Age.
         d.   (X)  Distributions may be made at the Participant's election on or after the Anniversary Date following termination of
                   employment.
         e.   ( )  Other   _____


E14      FORM OF DISTRIBUTIONS  (Plan Sections 6. 5 and 6. 6)
         Distributions under the Plan may be made...

         a.   1.   ( )  in lump sums.
              2.   (X)  in lump sums or installments.

         b.   AND, pursuant to Plan Section 6.13,

              1.   ( )  no annuities are allowed (avoids Joint and Survivor
                        rules).
              2.   (X)  annuities are allowed (Plan Section 6.13 shall not
                        apply).

         NOTE: b.1. above may not be elected if this is an amendment to a plan which permitted annuities as a form of distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution.

         c.   AND may he made in . . .

              1.   (X)  cash only (except for insurance or annuity contracts).
              2.   ( )  cash or property.


TOP HEAVY REQUIREMENTS

F1 TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits.

         a.   (X)  The Employer does not maintain a Defined Benefit Plan.
         b. ( ) A minimum, non-integrated contribution of 5% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (The Defined Benefit and Defined Contribution Fractions will be computed using 100% if this choice is selected.)
         c. ( ) A minimum, non-integrated contribution of 7 1/2% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (If this choice is selected, the Defined Benefit and Defined

                   Contribution Fractions will be computed using 125% for all Plan Years in which the Plan is Top Heavy, but no Super Top Heavy.)

         d. ( ) Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).


F2 PRESENT VALUE OF ACCRUED BENEFIT (Plan Section 2.2) for Top Heavy purposes where the Employer maintains a Defined Benefit Plan in addition to this Plan, shall be based on...

         a.   (X)  N/A.  The Employer does not maintain a defined benefit plan.

         b.   ( )  Interest Rate:  _____

                   Mortality Table:  _____

F3 TOP HEAVY DUPLICATIONS: Employer maintaining two(2) or more Defined Contribution Plans.

         a.   (X)  N/A.

         b. ( ) A minimum, non-integrated contribution of 3% of each Non-Key Employee's total Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412), where the Employer maintains two (2) or more non-paired Defined Contribution Plans.

         c. ( ) Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).


MISCELLANEOUS

G1       LOANS TO PARTICIPANTS (Plan Section 7.4)

         a.   ( )  Yes, loans may be made up to $50,000 or 1/2 Vested interest.
         b.   (X)  No, loans may not be made.
         If YES, (check all that apply)...
         c.   ( )  loans shall he treated as a Directed Investment.
         d.   ( )  loans shall only be made for hardship or financial necessity.
         e.   ( )  the minimum loan shall be $1,000.
         f. ( ) $10,000 de minimis loans may be made regardless of Vested interest. (If selected, Plan may need security in addition to Vested interest.)

         NOTE: Department of Labor Regulations require the adoption of a SEPARATE written loan program setting forth the requirements outlined in Plan Section 7.4.

G2 DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.8) are permitted for the interest in any one or more accounts.

         a. (X) Yes, regardless of the Participant's Vested interest in the Plan.

         b. ( ) Yes, but only with respect to the Participant's Vested interest in the Plan.

         c. ( ) Yes, but only with respect to those accounts which are 100% Vested.

         d.   ( )  No directed investments are permitted.


G3       TRANSFERS FROM QUALIFIED PLANS  (Plan Section 4.6)

         a. ( ) Yes, transfers from qualified plans (and rollovers) will be allowed.

         b. (X) No, transfers from qualified plans (and rollovers) will not be allowed.

AND, transfers shall be permitted...

         c.   ( )  from any Employee, even if not a Participant.

         d.   ( )  from Participants only.

G4       EMPLOYEES' VOLUNTARY CONTRIBUTIONS  (Plan Section 4.7)

         a. ( ) Yes, Voluntary Contributions are allowed subject to the limits of Section 4.10.

         b.   (X)  No. Voluntary Contributions will not be allowed.

         NOTE: TRA `86 subjects voluntary contributions to strict discrimination rules.

G5       HARDSHIP DISTRIBUTIONS  (Plan Sections 6.11 and 11.8)

         a.   (X)  Yes, from any accounts which are 100% Vested.

         b.   ( )  Yes, from Participant's Elective Account only.

         c.   ( )  Yes, but limited to the Participant's Account only.

         d.   ( )  No.

         NOTE: Distributions from a Participant's Elective Account are limited to the portion of such account attributable to such Participant's Deferred Compensation and earnings attributable thereto up to December 31, 1988. Also hardship distributions are not permitted from a Participant's Qualified Non-Elective Account.

G6       PRE-RETIREMENT DISTRIBUTION  (Plan Section 6.10)

         a. ( ) If a Participant has reached the age of _____, distributions may be made, at the Participant's election, from any accounts which are 100% Vested without requiring the Participant to terminate employment.

         b.   (X)  No pre-retirement distribution may be made.

         NOTE: Distributions from a Participant's Elective Account and Qualified Non-Elective Account are not permitted prior to age 59 1/2.

G7 LIFE INSURANCE (Plan Section 7.2(d)) may be purchased with Plan contributions.

         a.   ( )  No life insurance may be purchased.

         b.   (X)  Yes, at the option of the Administrator

         c.   ( )  Yes, at the option of the Participant



The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the plan is qualified under Code Section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

This Adoption Agreement may be used only in conjunction with basic Plan document
01. This Adoption Agreement and the basic Plan document shall together be known as Wheat First Butcher Singer Non-Standardized 401(k) Profit Sharing Plan and Trust 01-003.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

Wheat First Butcher Singer will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by Wheat First Butcher Singer or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify Wheat First Butcher Singer of any change in address.

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on this 1st day of December, 1997. Furthermore, this Plan may not be used unless acknowledged by Wheat First Securities, Inc. or its authorized representative.

EMPLOYER:

     E3 ASSOCIATES, LTD.                         /s/ Frank K. Schuster
-------------------------------------      -------------------------------------
            (enter name)                                    TRUSTEE


                                                 /s/ William H. Huther
                                           -------------------------------------
By:  /s/ Frank K. Schuster                                  TRUSTEE
-------------------------------------

PARTICIPATING EMPLOYER:                          /s/ Anders H. Herlitz
                                           -------------------------------------
                                                            TRUSTEE

Inventory Management Institute, Inc. (58-1876949)
Technology Investment Leasing & Loan, Inc.
(58-1828841)
-------------------------------------------------
            (enter name)

By:  /s/ Frank K. Schuster
-------------------------------------



This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of Wheat First Securities, Inc. (the sponsor) has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

     Wheat First Securities, Inc.

     By:  /s/ Bonnie V. Sjostrom
        -------------------------


With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name               Wheat First Butcher Singer
                ----------------------------------

Address            901 E. Byrd Street
                ----------------------------------
                   Richmond, VA  23219
                ----------------------------------

Telephone (   )    804-649-2311
                ----------------------------------

                                                                     WHEAT FIRST
                                                                  BUTCHER SINGER



                            Amendment Number Three To
                           Wheat First Butcher Singer
                       Defined Contribution Plan and Trust


1. Article VI of the Plan is amended by the addition of the new subsection, effective as of the following date:

     a. For Plans not entitled to extended reliance as described in Revenue Ruling, 94-76, the first day of the first Plan Year beginning on or after December 31, 1994, of if later, 90 days after December 31, 1994, or

     b. For Plans entitled to extended reliance as described in Revenue Ruling 94-76, as of the first day of the first plan year beginning in 1999. However, in the event of a transfer of assets to the Plan from a money purchase plan that occurs after the date of the most recent determination letter, the effective date of the amendment shall be the date immediately preceding the date of such transfer of assets.

Transfer of Assets From a Money Purchase Plan

     Notwithstanding any provision of this plan to the contrary, to the extent that any optional form of benefit under this plan permits a distribution prior to the employee's retirement, death, disability or severance from employment, and prior to plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of
Section 414(l) of the Internal Revenue Code, to this plan from a money purchase pension plan qualified under 401(a) of the Internal Revenue Code (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

Pursuant to the terms of the Plan regarding amendment, Wheat First Butcher Singer, as sponsor of prototype, hereby adopts this amendment as of the date set forth below.

                                        Wheat First Butcher Singer

                                        By:      /s/ Francis C. Rickman
                                           -------------------------------------
                                        Title:   Senior Vice President
                                              ----------------------------------
                                        Date:    June 16, 1997
                                             -----------------------------------

                                                                     WHEAT FIRST
                                                                  BUTCHER SINGER



                            Amendment Number Four To
                           Wheat First Butcher Singer
                       Defined Contribution Plan and Trust

1. Article VI is amended by the addition of the following new subsection, effective as of December 21, 1994:

UNIFORMED SERVICES

         Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.

         Loan payments will be suspended under this plan as permitted under Code
Section 414(u)(4).

Pursuant to the terms of the Plan regarding amendments, Wheat First Butcher Singer, as sponsor of the prototype, hereby adopts this amendment as of the date set forth below.

                                        Wheat First Butcher Singer

                                        By:      /s/ Francis C. Rickman
                                           -------------------------------------
                                        Title:   Senior Vice President
                                              ----------------------------------
                                        Date:    June 16, 1997
                                             -----------------------------------

INTERNAL REVENUE SERVICE                              DEPARTMENT OF THE TREASURY
Plan Description: Prototype Non-Standardized Profit Sharing Plan with CODA
FFN:  50369570701-003      Case:  8907126  EIN:  54-0796506
SPD:  01    Plan:  003     Letter Serial No.:  D343319a

Wheat First Butcher Singer

                                               Washington, DC  20224
901 East Byrd Street                           Person to Contact:  Ms. Arrington
Richmond, VA 23219                             Telephone:  (202) 566-4576
                                               Refer Reply to:  E: EP: Q: ICU
                                               Date:  2/23/90

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

If you, the plan sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the plan sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the plan sponsor. This plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                   Sincerely yours,

                                   Chief, Employee Plans Qualifications Branch

INTERNAL REVENUE SERVICE                              DEPARTMENT OF THE TREASURY
Plan Description: Prototype Non-Standardized Profit Sharing Plan with CODA
FFN:  50369570701-002      Case:  9300941  EIN:  54-0796506
SPD:  01    Plan:  002     Letter Serial No.:  D343318b

Wheat First Butcher Singer

                                               Washington, DC  20224
901 East Byrd Street                           Person to Contact:  Ms. Arrington
Richmond, VA 23219                             Telephone:  (202) 622-8173
                                               Refer Reply to:  E: EP: Q: ICU
                                               Date:  1/21/93

Dear Applicant:

In our opinion, the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter with respect to the plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                   Sincerely yours,

                                   Chief, Employee Plans Qualifications Branch